                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 28, 2000
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-92245                     33-0639768
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


  27051 Towne Centre Drive, Suite 200
      Foothill Ranch, California                                    92610
----------------------------------------                     -------------------
(Address of Principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-92245) filed with the Securities and Exchange Commission (the "Commission") on December 7, 1999, Amendment No. 1 thereto filed with the Commission on January 18, 2000 and Amendment No. 2 thereto filed with the Commission on February 10, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 23, 2000 and the related Prospectus Supplement dated April 26, 2000, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes Series 2000-B, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes, Class A-4 Auto Loan Backed Notes and Class B Notes (the "Notes"or the "Offered Notes").

        The Offered Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc. ("Chase Securities") and Salomon Smith Barney Inc. ("Salomon" and, together with Merrill Lynch and Chase Securities, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of April 26, 2000 (the "Underwriting Agreement") between the Registrant and Merrill Lynch, as representative of itself, Chase Securities and Salomon. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.3.

        The Notes were issued pursuant to an Indenture dated as of April 1, 2000 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 2000-B (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.8.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of February 1, 2000 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.9.

        The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of April 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $243,723,872.48 (the "Initial Cut-Off Pool Balance") as of April 1, 2000 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased on or after the Initial Cut-Off Date but before April 27, 2000 (the "Subsequent Cut-Off Date") with a total principal balance of $113,703,887.19 (the "Subsequent

Cut-Off Pool Balance"). Additionally, the Seller deposited $92,572,240.33 in a segregated trust account (the "Prefunding Account") to be used by the Trust to acquire additional Contracts (the "Prefunding Contracts") during the period on or after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500,
(ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on July 26, 2000.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance.................................$243,723,872.48
Number of Contracts..................................................20,227
Average principal balance outstanding............................$12,049.43
Average original amount financed.................................$12,160.06
Original amount financed (range)....................$1,085.00 to $65,664.45
Weighted average APR................................................ 15.34%
APR (range).................................................7.23% to 25.27%
Weighted average original term...................................57.24 mos.
Original term (range).........................................12 to 72 mos.
Weighted average remaining term.......................................56.50
Remaining term (range).........................................9 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                                  NUMBER OF      % OF                             % OF INITIAL
                                   INITIAL     INITIAL           PRINCIPAL          CUT-OFF
    APR RANGE                     CONTRACTS   CONTRACTS           BALANCE         POOL BALANCE
-----------------                 ---------   ---------      ---------------      ------------
 7.001% to 8.000%.............        439        2.17%       $  7,138,529.69           2.93%
 8.001% to 9.000%.............        692        3.42          10,658,058.13           4.37
 9.001% to 10.000%............        801        3.96          11,579,293.30           4.75
10.001% to 11.000%............        783        3.87          10,848,113.52           4.45
11.001% to 12.000%............        900        4.45          12,018,229.37           4.93
12.001% to 13.000%............      1,009        4.99          13,084,053.09           5.37
13.001% to 14.000%............      1,288        6.37          16,523,856.36           6.78
14.001% to 15.000%............      1,972        9.75          25,267,987.93          10.37
15.001% to 16.000%............      2,333       11.53          29,187,392.49          11.98
16.001% to 17.000%............      2,600       12.85          31,499,605.49          12.92
17.001% to 18.000%............      2,533       12.52          28,619,220.18          11.74
18.001% to 19.000%............      1,433        7.08          15,446,171.66           6.34
19.001% to 20.000%............      1,095        5.41          11,154,489.53           4.58
20.001% to 21.000%............      1,337        6.61          12,621,938.02           5.18
21.001% to 30.000%............      1,012        5.00           8,076,933.72           3.31
                                   -----       ------        ---------------         ------
          Totals..............     20,227      100.00%*      $243,723,872.48         100.00%*
                                   ======      ======        ===============         ======

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                           NUMBER OF                                    % OF INITIAL
                            INITIAL    % OF INITIAL     PRINCIPAL         CUT-OFF
                           CONTRACTS    CONTRACTS        BALANCE        POOL BALANCE
                           ---------   ------------  ---------------    ------------
Alabama...............        277          1.37%     $  3,441,117.91         1.41%

Arizona...............        681          3.37         8,114,754.38         3.33

California............      4,171         20.62        52,311,174.25        21.46

Colorado..............        378          1.87         4,140,366.67         1.70

Delaware..............        193          0.95         2,158,366.67         0.89

Florida...............      1,350          6.67        15,941,279.41         6.54

Georgia...............      1,337          6.61        17,072,568.87         7.00

Idaho.................        189          0.93         1,932,157.43         0.79

Illinois..............        995          4.92        12,184,518.56         5.00

Indiana...............        499          2.47         5,965,112.04         2.45

Iowa..................         77          0.38           904,937.20         0.37

Kentucky..............        249          1.23         2,909,636.78         1.19

Maryland..............        631          3.12         8,015,843.56         3.29

Massachusetts ........          1          0.00             8,968.53         0.00

Michigan..............      1,027          5.08        12,020,452.85         4.93

Minnesota.............        119          0.59         1,598,064.83         0.66

Mississippi...........         32          0.16           494,614.88         0.20

Missouri..............        122          0.60         1,376,429.83         0.56

Montana...............          4          0.02            33,425.58         0.01

Nevada................        429          2.12         4,890,239.25         2.01

New Jersey............      1,254          6.20        14,772,723.38         6.06

New York..............          1          0.00             6,591.24         0.00

North Carolina........        592          2.93         7,473,423.40         3.07

Ohio..................          1          0.00            10,953.90         0.00

Oklahoma..............        189          0.93         2,362,277.49         0.97

Oregon................        445          2.20         4,716,432.30         1.94

Pennsylvania..........      2,141         10.58        24,356,229.82         9.99

South Carolina........        324          1.60         3,913,382.35         1.61

Tennessee.............        317          1.57         4,096,506.15         1.68

Texas.................        748          3.70         9,891,748.74         4.06

Utah..................         49          0.24           556,082.73         0.23

Virginia..............        769          3.80         9,347,531.12         3.84

Washington............        636          3.14         6,705,960.58         2.75
                           ------        ------      ---------------       ------
          Totals......     20,227        100.00%*    $243,723,872.48       100.00%*
                           ======        ======      ===============       ======

----------------
* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Subsequent Contracts as of the Final Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

Aggregate principal balance.................................$113,703,887.19

Number of Contracts...................................................9,268

Average principal balance outstanding............................$12,268.44

Average original amount financed.................................$12,268.44

Original amount financed (range)....................$1,625.23 to $47,200.00

Weighted average APR.................................................15.13%

APR (range)..................................................7.00% to25.84%

Weighted average original term...................................57.16 mos.

Original term (range)........................................ 12 to 72 mos.

Weighted average remaining term..................................57.00 mos.

Remaining term (range)........................................11 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS

                                NUMBER OF     % OF                          % OF FINAL
                                SUBSEQUENT  SUBSEQUENT       PRINCIPAL       CUT-OFF
    APR RANGE                   CONTRACTS   CONTRACTS         BALANCE      POOL BALANCE
 ---------------                ----------  ----------   ---------------   ------------
 0.000% to 7.000%............         2        0.02%     $     35,122.00        0.03%

 7.001% to 8.000%............       193        2.08         3,419,411.28        3.01

 8.001% to 9.000%............       365        3.94         5,868,461.32        5.16

 9.001% to 10.000%...........       478        5.16         7,035,178.11        6.19

10.001% to 11.000%...........       409        4.41         5,934,416.72        5.22

11.001% to 12.000%...........       407        4.39         5,583,093.35        4.91

12.001% to 13.000%...........       481        5.19         6,303,293.73        5.54

13.001% to 14.000%...........       593        6.40         7,771,615.27        6.83

14.001% to 15.000%...........       816        8.80        10,172,134.22        8.95

15.001% to 16.000%...........     1,048       11.31        13,220,642.03       11.63

16.001% to 17.000%...........     1,164       12.56        14,183,881.00       12.47

17.001% to 18.000%...........     1,123       12.12        12,791,758.33       11.25

18.001% to 19.000%...........       672        7.25         7,094,770.19        6.24

19.001% to 20.000%...........       548        5.91         5,488,358.23        4.83

20.001% to 21.000%...........       550        5.93         5,479,277.84        4.82

Over 21.000%.................       419        4.52         3,322,473.57        2.92
                                  -----      ------      ---------------      ------
          Totals.............     9,268      100.00%*    $113,703,887.19      100.00%*
                                  =====      ======      ===============      ======

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                         NUMBER OF        % OF                              % OF FINAL
                         SUBSEQUENT     SUBSEQUENT        PRINCIPAL          CUT-OFF
                         CONTRACTS      CONTRACTS          BALANCE         POOL BALANCE
                         ----------     ----------    ---------------     -------------
Alabama..............        140           1.51%      $  1,767,582.83           1.55%

Arizona..............        362           3.91          4,238,208.25           3.73

California...........      2,164          23.35         27,726,057.44          24.38

Colorado.............        168           1.81          1,745,663.82           1.54

Delaware.............         58           0.63            679,225.77           0.60

Florida..............        733           7.91          8,899,246.49           7.83

Georgia..............        571           6.16          7,480,684.28           6.58

Idaho................         98           1.06          1,076,835.06           0.95

Illinois.............        505           5.45          6,335,298.71           5.57

Indiana..............        235           2.54          2,711,507.04           2.38

Iowa.................         46           0.50            532,394.26           0.47

Kentucky.............        160           1.73          1,863,853.00           1.64

Maryland.............        337           3.64          4,260,517.48           3.75

Massachusetts........          7           0.08             71,008.14           0.06

Michigan.............        537           5.79          6,463,866.68           5.68

Minnesota............         73           0.79            878,063.35           0.77

Mississippi..........         17           0.18            269,154.54           0.24

Missouri.............         62           0.67            678,316.13           0.60

Montana..............          2           0.02             21,369.88           0.02

Nevada...............        198           2.14          2,324,144.12           2.04

New Jersey...........        694           7.49          8,371,853.79           7.36

New York.............          0              0                     0              0

North Carolina.......        363           3.92          4,678,847.18           4.11

Ohio.................          0              0                     0              0

Oklahoma.............         75           0.81            992,945.50           0.87

Oregon...............        189           2.04          1,985,908.58           1.75

Pennsylvania.........        285           3.08          3,104,667.65           2.73

South Carolina.......        153           1.65          2,006,004.32           1.76

Tennessee............        161           1.74          2,094,133.55           1.84

Texas................        238           2.57          3,024,917.73           2.66

Utah.................         35           0.38            459,579.59           0.40

Virginia.............        332           3.58          4,121,647.28           3.62

Washington...........        270           2.91          2,840,384.75           2.50
                           -----         ------       ---------------         ------
          Totals.....      9,268         100.00%*     $113,703,887.19         100.00%*
                           =====         ======       ===============         ======

----------------
* Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            Exhibit No.       Description
            -----------       -----------
               1.3            Underwriting Agreement dated as of April 26, 2000
                              by and among the Registrant and Merrill Lynch, as representative of the Underwriters

               4.8 Indenture dated as of April 1, 2000 between Onyx Acceptance Owner Trust 2000-B and The Chase Manhattan Bank, as Indenture Trustee

               4.9 Trust Agreement dated as of April 1, 2000 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

              10.2 Sale and Servicing Agreement dated as of April 1, 2000 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ONYX ACCEPTANCE FINANCIAL
                                                 CORPORATION



May 10, 2000                                   By: /s/ Michael A. Krahelski
                                                   -----------------------------
                                                   Michael A. Krahelski,
                                                   Senior Vice President

                                 EXHIBIT INDEX

            Exhibit No.       Description
            -----------       -----------
               1.3            Underwriting Agreement dated as of April 26, 2000
                              by and among the Registrant and Merrill Lynch, as representative of the Underwriters

               4.8 Indenture dated as of April 1, 2000 between Onyx Acceptance Owner Trust 2000-B and The Chase Manhattan Bank, as Indenture Trustee

               4.9 Trust Agreement dated as of April 1, 2000 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

              10.2 Sale and Servicing Agreement dated as of April 1, 2000 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent